UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 22, 2009

CMS Energy Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Michigan	001-09513	38-2726431
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Energy Plaza, Jackson, Michigan		49201
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	517-788-0550

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Consumers Energy Company
__________________________________________
(Exact name of registrant as specified in its charter)

Michigan	001-05611	38-0442310
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Energy Plaza, Jackson, Michigan		49201
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	517-788-0550

n/a
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 26, 2009, CMS Energy Corporation (the "Corporation") entered into Officer Separation Agreements ("Separation Agreements") with James Brunner, the Corporation's General Counsel and John Butler, the Corporation's Senior Vice President for Human Resources and Administrative Services, in a form which the Corporation plans to utilize for other current officers who do not otherwise have separation agreements in place. Under the main feature of the Separation Agreement, if the officer is terminated by the Corporation from employment for reasons other than retirement or good cause, in return for releasing all claims against the Corporation and various other covenants of the officer, the officer would be paid a separation payment in an amount equal to a multiple of his/her then annual base salary (1.50 times in the case of Messrs. Butler and Brunner). The Separation Agreement provides for immediate vesting of restricted stock having only time-based restrictions, and otherwise generally preserves existing rights to other benefits, such as pension benefits and related compensation, and benefits under the Corporation's Performance Incentive Stock Plan, which the officer had accrued at the time of termination.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective January 22, 2009, CMS Energy ("CMS Energy") and Consumers Energy ("Consumers") adopted changes to their respective bylaws. A new section was added to each of CMS Energy’s and Consumers’ bylaws to govern the requirements for providing advance notice and additional information that a shareholder must provide when making a director nomination or proposal at CMS Energy’s or Consumers’ annual meeting of shareholders. The information required under the new bylaws will make it possible for CMS Energy and Consumers to better evaluate any nominations or other business placed before the meetings, as well as disclosing information as to the ownership interests of the individuals making nominations or proposals.

The preceding disclosure is qualified in its entirety by reference to the amendments of CMS Energy’s and Consumers’ bylaws. Copies of the amendments to CMS Energy’s and Consumers’ bylaws are attached as exhibits 3.01 and 3.02, respectively and are incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

3.01 CMS Energy Corporation Bylaws Amendment Adopted by the Board of Directors January 22, 2009
3.02 Consumers Energy Company Bylaws Amendment Adopted by the Board of Directors January 22, 2009

This Form 8-K contains “forward-looking statements” as defined in Rule 3b-6 of the Securities Exchange Act of 1934, as amended, Rule 175 of the Securities Act of 1933, as amended, and relevant legal decisions. The forward-looking statements are subject to risks and uncertainties. They should be read in conjunction with “FORWARD-LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” each found in the MANAGEMENT’S DISCUSSION AND ANALYSIS sections of CMS Energy’s Form 10-K and Consumers Energy’s Form 10-K each for the Year Ended December 31, 2007 and as updated in CMS Energy’s and Consumers Energy’s Forms 10-Q for the Quarters Ended March 31, 2008, June 30, 2008, and September 30, 2008. CMS Energy’s and Consumers Energy’s “FORWARD-LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” sections are incorporated herein by reference and discuss important factors that could cause CMS Energy’s and Consumers Energy’s results to differ materially from those anticipated in such statements.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CMS Energy Corporation

January 27, 2009	By:	Thomas J. Webb

Name: Thomas J. Webb
Title: Executive Vice President and Chief Financial Officer

Consumers Energy Company

January 27, 2009	By:	Thomas J. Webb

Name: Thomas J. Webb
Title: Executive Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

3.01	CMS Energy Corporation Bylaws Amendment Adopted by the Board of Directors January 22, 2009
3.02	Consumers Energy Company Bylaws Amendment Adopted by the Board of Directors January 22, 2009